================================================================================



                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                   May 1, 2003
              ---------------------------------------------------
                Date of report (Date of earliest event reported)



                                 CIMA LABS INC.
              ---------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        0-24424                41-1569769
 -------------------------     --------------------------   --------------------
  (State of Incorporation)       (Commission File Number)     (I.R.S. Employer
                                                             Identification No.)


                   10000 Valley View Road
                   Eden Prairie, Minnesota                         55344-9361
      --------------------------------------------------------------------------
          (Address of Principal Executive Offices)                 (Zip Code)


                                 (952) 947-8700
                    -----------------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)


================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             (c)  EXHIBITS.

               Exhibit              Description
               -------              -----------

                  99                Press Release dated May 1, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On May 1, 2003, CIMA LABS INC. (the "Company") issued a press release announcing the Company's financial results for the quarter ended March 31, 2003. A copy of the press release is being furnished as an exhibit to this report pursuant to Item 12 under Item 9 of this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2003

                                    CIMA LABS INC.


                                    By   /s/ James C. Hawley
                                      ------------------------------------------
                                       James C. Hawley
                                       Vice President, Chief Financial Officer
                                       and Secretary

                                INDEX TO EXHIBITS


Exhibit No.         Description                                 Method of Filing
-----------         -----------                                 ----------------

     99             Press Release dated May 1, 2003.             Filed herewith